                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio of Investments....................   4
     Statement of Assets and Liabilities.........   9
     Statement of Operations.....................  10
     Statement of Changes in Net Assets..........  11
     Financial Highlights........................  12
     Notes to Financial Statements...............  14
     Report of Independent Accountants...........  17
     Dividend Reinvestment Plan..................  18

    ACS ANR 2/97

                            LETTER TO SHAREHOLDERS



              [PICTURE OF DENNIS J. MCDONNELL AND DON G. POWELL]

February 10, 1997

Dear Shareholder,

  The convertible bond market, which is influenced by the stock and bond markets, was one of the best performing sectors of the domestic fixed-income market in 1996. Strong corporate earnings helped boost convertible bond prices throughout the year and offset some of the negative effects of declining bond prices during the first six months.

  Bond prices fell in the first six months of 1996 due to fears that strong economic growth would spur the Federal Reserve Board to raise interest rates. When second-quarter economic growth (real gross domestic product, adjusted for inflation) was reported to have risen to 4.7 percent, bond prices fell even further, and long-term Treasury bond yields, which move in the opposite direction of bond prices, jumped above 7.0 percent. During this same period, equities surged, especially stocks of small capitalization companies, which issued many of the convertible bonds that came to market.

  Early in the third quarter, the scenario shifted. Stocks suffered a tempo-rary setback but bounced back and rallied through year end, led by large capi-talization stocks. Bonds recovered as economic growth slowed to a 2.0 percent pace. Concerns about increasing price pressures and Fed tightening receded, and the 30-year Treasury bond yield fell to approximately 6.6 percent in late October, where it remained at year end.

PORTFOLIO STRATEGY

  The Van Kampen American Capital Convertible Securities Fund invests primar-ily in high-grade convertible bonds and convertible preferred stock, but the portfolio can also include common stocks and U.S. Treasury securities. Higher-grade issues, which typically are more sensitive to interest rate changes than lower-grade securities, have tended to underperform the market when rates rise and outperform when rates fall.

  During the first half of the year when interest rates were rising, we liqui-dated some of the Fund's rate-sensitive issues and used the proceeds to pur-chase cyclical securities, such as airline and hotel stocks, which we felt would be more responsive to increased economic growth. We also boosted the Fund's exposure to telecommunications and oil companies, one of the best per-forming sectors in 1996.

  This strategy was reversed as interest rates retreated during the second half of the year. Rate-sensitive issues, such as Conseco Inc., an insurance company, were added to the portfolio and profits were taken on stock-sensitive issues, including Delta Air Lines, Leasing Solutions, and Vanstar Corp.

                                                          Continued on page two

PERFORMANCE SUMMARY

  For the 12-month period ended December 31, 1996, the Fund generated a total return at market price of 11.67 percent/1/. The Fund's return reflects the change in market price per share on the New York Stock Exchange from $21.375 on December 31, 1995 to $21.125 on December 31, 1996, and dividends and capital gains totaling $2.695 per share. This return compared favorably with other high grade convertible funds.

OUTLOOK

  We believe that the economy will grow at a modest pace in 1997, near 2.5 per-cent. Although economic growth could be accompanied by some short-term market fluctuation, we do not believe it will be strong enough to reignite price pres-sures. The results of the November elections reinforce this view--the combina-tion of a Democratic president and a Republican Congress should help restrain potential spending increases and large tax cuts, and therefore keep the budget deficit under control.

  We believe there is a possibility that the Fed will grow more concerned about the economy's strength and nudge interest rates higher in 1997, though not be-fore March. The stock market is another factor that may influence the perfor-mance of the convertible bond market this year. If stocks continue to advance, we believe the convertible market will reap about two-thirds of that gain, as it has in the past. If stocks fall, we believe the income component of the con-vertible bond market may help offset some of the negative effects of that de-cline.

CORPORATE NEWS

  As you may be aware, shareholders approved the acquisition of VK/AC Holding, Inc. by Morgan Stanley Group Inc. We believe this acquisition will further help investors achieve their long-term goals. Morgan Stanley's strong global pres-ence and commitment to superior investment performance complement our broad range of investment products, money management capability, and high level of service. Thank you for your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1996

            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND
                           NYSE TICKER SYMBOL -- ACS

 TOTAL RETURNS
 One-year total return based on market price/1/........................  11.67%
 One-year total return based on NAV/2/.................................  11.51%

 DISTRIBUTION RATE
 Distribution rate as a % of closing common stock price/3/.............   5.59%

 SHARE VALUATIONS
 Net asset value....................................................... $ 24.45
 Closing common stock price............................................ $21.125
 One-year high common stock price (12/05/96)........................... $22.500
 One-year low common stock price (07/31/96)............................ $19.750

/1/Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

/2/Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

/3/Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                  Coupon  Maturity Market Value
----------------------------------------------------------------------------------
        CONVERTIBLE DEBT 54.0%
        CONSUMER DISTRIBUTION 6.3%
 $  700 Danka Business Systems PLC................    6.750% 04/01/02 $   941,500
    250 Eagle Hardware, Inc.......................    6.250  03/15/01     316,250
    830 Home Depot, Inc...........................    3.250  10/01/01     811,325
    350 Inacom Corp...............................    6.000  06/15/06     633,063
    250 Mens Wearhouse, Inc.......................    5.250  03/01/03     244,375
    450 Pep Boys, LYON............................        *  09/20/11     236,813
    300 Pier 1 Imports, Inc.......................    5.750  10/01/03     342,000
    640 Saks Holdings, Inc........................    5.500  09/15/06     588,800
    700 U.S. Office Products Co...................    5.500  02/01/01     913,500
                                                                      -----------
                                                                        5,027,626
                                                                      -----------
        CONSUMER DURABLES 4.1%
  3,225 Pacific Dunlop............................    6.750  07/02/97   3,216,938
                                                                      -----------
        CONSUMER SERVICES 11.3%
    400 Boston Chicken, Inc.......................    4.500  02/01/04     506,500
    600 HFS, Inc..................................    4.750  03/01/03     688,500
    375 Hilton Hotels Corp........................    5.000  05/15/06     387,187
    400 Imax Corp. (Canada).........................  5.750  04/01/03     362,000
    750 Jacor Communications, Inc.................        *  06/12/11     333,750
    600 Laidlaw, Inc., 144A-Private Placement (c).    6.000  01/15/99     807,000
  1,480 Marriot International, Inc., LYON.........        *  03/25/11     832,500
    150 National Data Corp........................    5.000  11/01/03     157,125
  1,250 Prime Hospitality Corp....................    7.000  04/15/02   1,831,250
  3,275 Rogers Communications, Inc., (Canada),
        LYON......................................        *  05/20/13   1,277,250
    575 Tele Communications, Inc..................    4.500  02/15/06     432,687
  1,550 Time Warner, Inc., LYON...................        *  12/17/12     577,375
  1,750 Time Warner, Inc., LYON...................        *  06/22/13     752,500
                                                                      -----------
                                                                        8,945,624
                                                                      -----------
        ENERGY 7.4%
    900 Baker Hughes, Inc., LYON..................        *  05/05/08     660,375
  1,025 Consolidated Natural Gas Co...............    7.250  12/15/15   1,107,000
    500 Nabors Industries, Inc....................    5.000  05/15/06     636,250
    630 Pennzoil Co...............................    4.750  10/01/03     730,800
  1,550 SFP Pipeline Holdings, Inc................   11.163  08/15/10   1,930,901
    850 USX Corp..................................    7.000  06/15/17     843,625
                                                                      -----------
                                                                        5,908,951
                                                                      -----------
        FINANCE 6.2%
    280 American Travellers Corp..................    6.500  10/01/05     701,400
    600 Berkshire Hathaway Salomon, Inc...........    1.000  12/02/01     558,000

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         FINANCE (CONTINUED)
  $  350 Equitable Cos.........................   6.125%  12/15/24 $   401,188
     600 Lai Fung Overseas.....................   5.750   02/05/98     546,000
     300 Leasing Solutions, Inc................   6.875   10/01/03     300,000
 STRYPES Merrill Lynch, 23,500 shares
          (convertible into 19,261 Cox
          Communication common shares).........   6.000   06/01/99     520,097
 STRYPES Merrill Lynch, 12,000 shares
          (convertible into 24,000 SunAmerica,
          Inc. common shares)..................   7.250   06/15/99     795,683
     185 Rac Financial Group, Inc., 144A-
          Private Placement (c)................   7.250   08/15/03     240,962
     490 Trenwick Group, Inc...................   6.000   12/15/99     516,950
     400 Zurich Insurance, 144A-Private
          Placement (c)........................   1.000   04/15/03     311,250
                                                                   -----------
                                                                     4,891,530
                                                                   -----------
         HEALTH CARE 4.4%
     300 Alza Corp.............................   5.000   05/01/06     294,000
     860 Chiron Corp...........................   1.900   11/17/00     757,875
     375 Quantum Health Resources, Inc.........   4.750   10/01/00     339,375
     725 Renal Treatment Centers, Inc.,144A-
          Private Placement (c)................   5.625   07/15/06     697,813
     360 U.S Diagnostic, Inc., 144A-Private
          Placement (c)........................   9.000   03/31/03     446,400
     565 United Technologies Corp..............       *   09/08/97     916,712
                                                                   -----------
                                                                     3,452,175
                                                                   -----------
         PRODUCER MANUFACTURING 6.2%
    DECS Cooper Industries, Inc., 48,000 shares
          (convertible into 41,381 Wyman Gordon
          Co. common shares)...................   6.000   01/01/99     930,000
     475 Robbins & Myers, Inc..................   6.500   09/01/03     539,125
     450 Sanifill, Inc.........................   5.000   03/01/06     569,250
     500 Thermo Electron Corp..................   5.000   04/15/01     987,500
     370 U.S. Filter Corp......................   6.000   09/15/05     664,150
   1,100 Valhi, Inc., LYONS....................       *   10/20/07     506,000
     774 WMX Technologies, Inc.................   2.000   01/24/05     719,820
                                                                   -----------
                                                                     4,915,845
                                                                   -----------
         RAW MATERIALS/PROCESSING
         INDUSTRIES 1.9%
     300 Altos Hornos de Mexico, SA (Mexico)...   5.500   12/15/01     255,000
     675 Repap Enterprises, Inc................   8.500   08/01/97     649,687
   1,300 RPM, Inc., LYONS......................       *   09/30/12     591,500
                                                                   -----------
                                                                     1,496,187
                                                                   -----------
         TECHNOLOGY 4.3%
     275 Altera Corp., 144A-Private Placement
          (c)..................................   5.750   06/15/02     424,875
     300 Cirrus Logic, Inc., 144A-Private
          Placement (c)........................   6.000   12/15/03     273,750
     350 Comverse Technology, Inc., 144A-
          Private Placement (c)................   5.750   10/01/06     364,000
     300 Dovatron International, Inc...........   6.000   10/15/02     284,250
     300 First Financial Management Corp.......   5.000   12/15/99     521,250
     725 General Instrument Corp...............   5.000   06/15/00     772,125

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon  Maturity Market Value
--------------------------------------------------------------------------------
        TECHNOLOGY (CONTINUED)
 $  350 Texas Instruments, Inc..................   2.750%  09/29/02 $   540,313
    200 Titan Corp..............................   8.250   11/01/03     217,000
                                                                    -----------
                                                                      3,397,563
                                                                    -----------
        UTILITIES 1.9%
  1,239 Potomac Electric Power Co...............   7.000   01/15/18   1,269,975
   DECS Sprint Corp., 7,500 shares (convertible
        into 6,505 Southern New England
        Telecommunications Corp. comon shares)..   8.250   03/31/00     268,953
                                                                    -----------
                                                                      1,538,928
                                                                    -----------
         TOTAL CONVERTIBLE DEBT..................................    42,791,367
                                                                    -----------

Description                                                  Shares Market Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED 24.0%
CONSUMER DURABLES 0.5%
Beazer Homes, $2.00 Dividend per share.....................  12,750      366,563
                                                                     -----------
CONSUMER NON-DURABLES 0.4%
Designer Finance, 6.00%....................................   7,500      346,875
                                                                     -----------
CONSUMER SERVICES 5.5%
Golden Books, 8.75%, 144A-Private Placement (c)............  10,000      567,500
Hollinger Prides, Inc., 9.75%..............................  30,000      345,000
Host Marriott Quips, 6.75%, 144A-Private Placement (c).....  15,000      802,500
SCI Finance LLC, TECONS, 6.25%.............................   8,000      752,000
SFX Broadcast, Inc., 6.50%, 144A-Private Placement (c).....   9,500      416,813
TCI Communications, Inc., $2.125 Dividend per share........  15,000      583,125
Triathlon Broadcasting, Inc., 9.00%........................  62,500      531,250
Wendys Financing, TECONS, 5.00%............................   7,500      390,000
                                                                     -----------
                                                                       4,388,188
                                                                     -----------
ENERGY 2.5%
Enron Corp., ACES, 6.25%...................................  16,250      390,000
MCN Corp., PRIDES, 8.75%...................................  15,400      420,117
Nuevo Energy Co., TECONS 5.75%.............................   8,000      429,000
Williams Cos., $3.50 Dividend per share....................   8,400      743,400
                                                                     -----------
                                                                       1,982,517
                                                                     -----------
FINANCE 7.7%
American Bankers Insurance Group, Inc., $3.125 Dividend per
share......................................................  10,700      639,325
Conseco, Inc., PRIDES, 7.00%...............................  13,500    1,535,625
Finova Finance Trust, 5.50%................................  20,000    1,050,000
Jefferson Pilot Corp., ACES, 7.25%.........................  10,000      910,000
Sovereign Bancorp, $3.125 Dividend per share...............  15,000    1,040,625
SunAmerica, Inc., PERCS, 8.50%.............................  22,500      950,625
                                                                     -----------
                                                                       6,126,200
                                                                     -----------
PRODUCER MANUFACTURING 0.7%
Corning Glassworks, MIPS, 6.00%............................   9,000      572,625
                                                                     -----------

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

Description                                                  Shares Market Value
--------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES 4.4%
Boise Cascade Corp., $1.58 Dividend per share..............  35,000  $   914,375
Crown Cork & Seal, Inc., 4.50%.............................  15,000      780,000
Freeport McMoran Copper & Gold, Inc., $1.75 Dividend per
share......................................................  46,700    1,295,925
Timet Capital Trust, 6.625%, 144A-Private Placement (c)....   8,700      473,063
                                                                     -----------
                                                                       3,463,363
                                                                     -----------
TECHNOLOGY 1.2%
Loral Space & Communications, 6.00%, 144A-Private Placement
(c)........................................................   8,000      452,000
Microsoft Corp., $2.196 Dividend per share.................   6,000      480,750
                                                                     -----------
                                                                         932,750
                                                                     -----------
UTILITIES 1.1,%
Salomon, Inc., DECS, 6.25% (convertible into 6,250
Cincinnati Bell common shares).............................   7,500      448,909
Nortel Invesora SA, (Argentina), MEDS, 10.00%..............   9,500      389,500
                                                                     -----------
                                                                         838,409
                                                                     -----------
 TOTAL CONVERTIBLE PREFERRED...............................           19,017,490
                                                                     -----------
COMMON STOCK 15.5%
CONSUMER DURABLES 0.3%
Coachmen Industries, Inc...................................   7,500      212,813
                                                                     -----------
CONSUMER NON-DURABLES 0.6%
Philip Morris Cos., Inc....................................   4,000      450,500
                                                                     -----------
ENERGY 3.9%
Amoco Corp.................................................   5,000      402,500
British Petroleum PLC--ADR (United Kingdom)................   9,000    1,272,375
Exxon Corp.................................................  10,000      980,000
Texaco, Inc................................................   4,800      471,000
                                                                     -----------
                                                                       3,125,875
                                                                     -----------
FINANCE 2.1%
Cigna Corp.................................................   4,000      546,500
Citicorp...................................................   5,000      515,000
First Bank System, Inc.....................................   8,628      588,861
                                                                     -----------
                                                                       1,650,361
                                                                     -----------
HEALTH CARE 0.8%
Merck & Co., Inc...........................................   8,400      665,700
                                                                     -----------
PRODUCER MANUFACTURING 0.5%
Emerson Electric Co........................................   4,000      387,000
                                                                     -----------
RAW MATERIALS/PROCESSING INDUSTRIES 0.7%
Freeport McMoran, Inc., Copper & Gold......................  18,778      560,993
                                                                     -----------
TECHNOLOGY 2.6%
Boeing Co..................................................   6,000      638,250
Compaq Computer Corp. (a)..................................   9,000      668,250
International Business Machines Corp.......................   2,500      377,500
Lucent Technologies, Inc...................................   8,498      393,033
                                                                     -----------
                                                                       2,077,033
                                                                     -----------

                                               See Notes to Financial Statements

                               December 31, 1996

--------------------------------------------------------------------------------

Description                                                  Shares Market Value
--------------------------------------------------------------------------------
TRANSPORTATION 0.4%
Delta Air Lines, Inc........................................  5,072  $   359,478
                                                                     -----------
UTILITIES 3.6%
AT & T Corp.................................................  7,400      321,900
GTE Corp.................................................... 14,500      659,750
Nynex Corp.................................................. 17,800      856,625
Worldcom, Inc. (a).......................................... 38,000      990,375
                                                                     -----------
                                                                       2,828,650
                                                                     -----------
 TOTAL COMMON STOCK.........................................          12,318,403
                                                                     -----------

 Par
 Amount
 (000)   Description                            Coupon Maturity Market Value
----------------------------------------------------------------------------
         U.S. GOVERNMENT OBLIGATIONS 1.9%
 $ 1,500 U.S. Treasury Notes.................   6.125% 07/31/00    1,501,635
                                                                 -----------
 TOTAL LONG-TERM INVESTMENTS 95.4% (Cost $67,996,652) (b).....    75,628,895
 SHORT-TERM INVESTMENTS AT AMORTIZED COST 1.2%
     965 General Electric Capital Corp. (yielding 7.00%,
         01/02/97 maturity)...................................       964,625
 OTHER ASSETS IN EXCESS OF LIABILITIES 3.4%...................     2,672,453
                                                                 -----------
 NET ASSETS 100.0%............................................   $79,265,973
                                                                 -----------

*Zero Coupon Bond

(a) Non-income producing security as this stock currently does not declare div-idends.

(b) At December 31, 1996, for federal income tax purposes, cost of long-term investments is $68,006,889; the aggregate gross unrealized appreciation is $9,305,860 and the aggregate gross unrealized depreciation is $1,683,854, resulting in net unrealized appreciation of $7,622,006.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ACES--Automatically convertible equity securities
DECS--Debt exchangeable for common stock, traded in shares
LYON--Liquid yield option note
MEDS--Mandatorily exchangeable debt security
MIPS--Monthly income preferred shares
PERCS--Preference equity redemption cumulative stock
PRIDES--Preferred redeemable increased dividend equity security, traded in shares
STRYPES--Structured yield product exchangeable for stock, traded in shares
TECONS--Trust convertible securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $67,996,652 ) (Note
1).................................................................  $75,628,895
Short-Term Investments (Note 1)....................................      964,625
Cash...............................................................        3,014
Receivables:
 Investments Sold..................................................    3,129,167
 Interest..........................................................      574,381
 Dividends.........................................................       50,551
Other..............................................................       68,674
                                                                     -----------
 Total Assets......................................................   80,419,307
                                                                     -----------
LIABILITIES:
Payables:
 Income and Capital Gain Distributions.............................    1,004,345
 Investment Advisory Fee (Note 2)..................................       33,417
 Affiliates (Note 2)...............................................        1,656
Retirement Plan (Note 2)...........................................       72,237
Accrued Expenses...................................................       41,679
                                                                     -----------
 Total Liabilities.................................................    1,153,334
                                                                     -----------
NET ASSETS.........................................................  $79,265,973
                                                                     -----------
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 12,500,000 shares authorized,
  3,251,324 shares issued, of which 9,500 are held in treasury and
  3,241,824 are outstanding).......................................  $ 3,241,824
Paid in Surplus....................................................   68,041,601
Net Unrealized Appreciation on Investments.........................    7,632,243
Accumulated Net Realized Gain on Investments.......................      274,482
Accumulated Undistributed Net Investment Income....................       75,823
                                                                     -----------
NET ASSETS.........................................................  $79,265,973
                                                                     -----------
NET ASSET VALUE PER SHARE ($79,265,973 divided
  by 3,241,824 shares outstanding).................................  $     24.45
                                                                     -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.............................................................  $2,869,271
Dividends............................................................     978,064
                                                                       ----------
 Total Income........................................................   3,847,335
                                                                       ----------
EXPENSES:
Investment Advisory Fee (Note 2).....................................     404,657
Accounting (Note 2)..................................................      56,446
Shareholder Services.................................................      45,920
Trustees Fees and Expenses (Note 2)..................................      31,747
Legal (Note 2).......................................................      28,839
Custody..............................................................      16,560
Other ...............................................................     126,304
                                                                       ----------
 Total Expenses......................................................     710,473
                                                                       ----------
NET INVESTMENT INCOME................................................  $3,136,862
                                                                       ----------
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments.....................................  $4,930,880
                                                                       ----------
Unrealized Appreciation/Depreciation on Investments:
 Beginning of the Period.............................................   6,830,815
 End of the Period...................................................   7,632,243
                                                                       ----------
Net Unrealized Appreciation on Investments During the Period.........     801,428
                                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS......................  $5,732,308
                                                                       ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........................  $8,869,170
                                                                       ----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                  Year Ended         Year Ended
                                           December 31, 1996  December 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................        $ 3,136,862        $ 3,684,098
Net Realized Gain on Investments.........          4,930,880          3,573,846
Net Unrealized Appreciation on
 Investments During the Period...........            801,428          7,901,701
                                                 -----------        -----------
Change in Net Assets from Operations.....          8,869,170         15,159,645
                                                 -----------        -----------
Distributions from Net Investment Income.         (3,239,657)        (3,728,234)
Distributions in Excess of Net Investment
 Income (Note 1).........................            (18,985)               -0-
                                                 -----------        -----------
Distributions from and in Excess of Net
 Investment Income.......................         (3,258,642)        (3,728,234)
Distributions from Net Realized Gain on
 Investments (Note 1)....................         (5,478,337)        (2,374,380)
                                                 -----------        -----------
  Total Distributions....................         (8,736,979)        (6,102,614)
                                                 -----------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...............................            132,191          9,057,031
NET ASSETS:
Beginning of the Period..................         79,133,782         70,076,751
                                                 -----------        -----------
End of the Period (Including accumulated
 undistributed net investment income of
 $75,823 and $102,795, respectively).....        $79,265,973        $79,133,782
                                                 -----------        -----------

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

-------------------------------------------------------------------------------

                                          -------------------------------------
                                                          1996    1995    1994
-------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period..............................  $24.41  $21.62  $24.88
                                                       ------- ------- -------
 Net Investment Income................................    .968    1.14    1.09
 Net Realized and Unrealized Gain/Loss on Investments.   1.768  3.5325   (2.56)
                                                       ------- ------- -------
Total from Investment Operations......................   2.736  4.6725   (1.47)
                                                       ------- ------- -------
Less:
 Distributions from and in Excess of Net Investment
 Income (Note 1)......................................   1.005    1.15    1.10
 Distributions from and in Excess of Net Realized Gain
 on Investments (Note 1)..............................   1.690   .7325     .69
                                                       ------- ------- -------
Total Distributions...................................   2.695  1.8825    1.79
                                                       ------- ------- -------
Net Asset Value, End of the Period.................... $24.451  $24.41  $21.62
                                                       ------- ------- -------
Market Price Per Share at End of the Period........... $21.125 $21.375 $18.125
Total Investment Return at Market Price (a,d).........  11.67%  28.88% (11.71%)
Total Return at Net Asset Value (b,d).................  11.51%  23.42%  (5.29%)
Net Assets at End of the Period (In millions).........   $79.3   $79.1   $70.1
Ratio of Expenses to Average Net Assets...............    .88%    .80%    .82%
Ratio of Net Investment Income to Average Net Assets..   3.88%   4.82%   4.70%
Portfolio Turnover....................................    140%    127%    111%
Average Commission Per Equity Share
Traded (c)............................................  $.0604  $.0277      --

(a) Total Investment Return at Market Price reflects the change in market value of the shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.
(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.
(c) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.
(d) This disclosure was not required in fiscal years prior to 1992.

--------------------------------------------------------------------------------

              Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
   1993        1992          1991          1990           1989          1988          1987
------------------------------------------------------------------------------------------------------------------------------------
 $23.64      $22.23        $19.41        $22.73         $21.94        $21.46        $27.34
---         ---           ---           ---            ---           ---           ---
   1.15       1.175          1.32          1.47           1.51          1.44          1.35
   2.01       1.415          2.90       (3.2475)         1.595        1.8425         (1.29)
---         ---           ---           ---            ---           ---           ---
   3.16        2.59          4.22       (1.7775)         3.105        3.2825           .06
---         ---           ---           ---            ---           ---           ---
   1.12        1.18          1.40          1.40           1.57          1.47          2.13
    .80         -0-           -0-         .1425           .745        1.3325          3.81
---         ---           ---           ---            ---           ---           ---
   1.92        1.18          1.40        1.5425          2.315        2.8025          5.94
---         ---           ---           ---            ---           ---           ---
 $24.88      $23.64        $22.23        $19.41         $22.73        $21.94        $21.46
---         ---           ---           ---            ---           ---           ---
$22.375     $20.375       $19.250       $16.625        $20.125       $19.875       $24.500
 19.43%      12.31%        24.68%       (10.39%)            --            --            --
 14.50%      12.84%        23.32%        (7.37%)            --            --            --
  $80.7       $76.6         $72.1         $62.9          $73.7         $70.3         $65.6
   .87%        .88%          .89%          .86%           .84%          .82%          .76%
  4.60%       5.28%         6.41%         7.01%          6.47%         6.30%         4.72%
   128%         87%          168%           95%            90%           69%           77%
     --          --            --            --             --            --            --

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Convertible Securities Fund (the "Fund") is regis-tered as a diversified closed-end management investment company under the In-vestment Company Act of 1940, as amended. The Fund's investment objective is to provide current income, capital appreciation and conservation of capital through investment in a portfolio consisting mainly of convertible bonds and preferred stocks.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using mar-ket quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Un-listed securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those secu-rities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trust-ees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.
  Fund investments include lower rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and compa-rable unrated securities represented approximately 17% of the investment port-folio at the end of the period.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
  The Fund may invest in repurchase agreements, which are short-term invest-ments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will

                               December 31, 1996

-------------------------------------------------------------------------------
make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis and divi-dend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  Net realized loss differs for financial reporting and tax purposes as a re-sult of the deferral for tax purposes of losses resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays dividends quar-terly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purpos-es.
  Due to inherent differences in the recognition of income, expenses and real-ized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may dif-fer for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.
  Permanent differences between book and tax basis reporting for the 1996 fis-cal year have been identified and appropriately reclassified. Permanent dif-ferences related to the recognition of market discount on bonds totaling $94,808 were reclassified from accumulated net realized gain/loss on invest-ments to accumulated undistributed net investment income.

                               December 31, 1996

-------------------------------------------------------------------------------
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million..................................................  .50 of 1%
Next $100 million...................................................  .45 of 1%
Next $100 million...................................................  .40 of 1%
Over $350 million...................................................  .35 of 1%

  For the year ended December 31, 1996, the Fund recognized expenses of ap-proximately $56,446 representing Van Kampen American Capital, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Trustees of the Trust instituted a Retirement Plan effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Trust's general account. The Trust will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for the Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten year period is equal to 75% of the total compensation received from the Trust during the 1995 cal-endar year.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $100,519,590 and $105,275,168, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND

We have audited the accompanying statement of assets and liabilities, includ-ing the investment portfolio of Van Kampen American Capital Convertible Secu-rities Fund, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Convertible Securities Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Houston, Texas
January 31, 1997

                          DIVIDEND REINVESTMENT PLAN


-------------------------------------------------------------------------------
The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvest-ment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the rec-ord and payable dates on each distribution; however, if the market price, in-cluding brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or ex-ceed the net asset value of such shares.) If State Street cannot buy the nec-essary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, in-cluding brokerage commissions, of all shares purchased. Since all shares pur-chased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.
  You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distri-butions.
  You may begin or discontinue participation in the Plan at any time by writ-ten notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own of record the required 100 shares. Elections and termi-nations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for broker-age commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or termi-nate the Plan on 30 days' written notice prior to the record date of the dis-tribution for which such amendment or termination is effective.
  Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:
                              BOSTON EQUISERVE LP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                 800-341-2929
  If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                          RESULTS OF SHAREHOLDER VOTES

  An Annual Meeting of Shareholders of the Fund was held on October 29, 1996, where shareholders voted on a new investment advisory agreement, the reorgani-zation and conversion of the Fund to a Delaware business trust, the election of trustees and the ratification of Ernst & Young LLP as independent auditors. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 2,327,108 shares voted for the proposal, 55,403 shares voted against, 85,634 shares abstained and 127,729 shares represented broker non-votes. With regard to the reorganiza-tion and conversion of the Fund to a Delaware business trust, the proposal was adjourned to December 31, 1996. With regard to the election of Stephen R. Gross as elected trustee by the common shareholders of the Fund 2,511,663 shares voted in his favor, 84,212 shares withheld. With regard to the election of Alan
G. Merten, Ph.D. as elected trustee by the common shareholders of the Fund 2,511,569 shares voted in his favor, 84,306 shares withheld. With regard to the election of F. Robert Paulsen, Ph.D. as elected trustee by the common share-holders of the Fund 2,511,707 shares voted in his favor, 84,168 shares with-held. With regard to the election of Don G. Powell as elected trustee by the common shareholders of the Fund 2,514,018 shares voted in his favor, 81,856 shares withheld. The other trustees of the Fund whose terms did not expire in 1996 are Donald M. Carlton, Ph.D., A. Benton Cocanougher, Ph.D., Steven Muller, Ph.D., R. Richard Pettit, Ph.D. and Alan B. Shepard, Jr. With regard to the ratification of Ernst & Young LLP as independent auditors for the Fund, 2,531,223 shares voted in favor of the proposal, 28,571 shares voted against and 36,081 shares abstained.

  The Adjournment of the Special Meeting of Shareholders of the Fund was held on December 31, 1996, where shareholders voted on the approval of the reorgani-zation and conversion of the Fund to a Delaware business trust, 2,185,778 shares voted for the proposal, 76,084 shares voted against the proposal, 83,085 shares abstained and 491,843 shares represented broker non-votes.

            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES FUND

BOARD OF TRUSTEES
DONALD M. CARLTON
A. BENTON COCANOUGHER
STEPHEN R. GROSS
ALAN G. MERTEN
STEVEN MULLER
F. ROBERT PAULSEN
R. RICHARDSON PETTIT
DON G. POWELL* -- Chairman
ALAN B. SHEPARD, JR.

OFFICERS
DON G. POWELL*
President
DENNIS J. MCDONNELL*
Executive Vice President
RONALD A. NYBERG*
Vice President and Corporate Secretary
EDWARD C. WOOD, III*
Vice President and Chief Financial Officer
CURTIS W. MORELL*
Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
Treasurer
TANYA M. LODEN*
Controller
PETER HEGEL*
ALAN SACHTLEBEN*
PAUL R. WOLKENBERG*
Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
One Parkview Plaza Oakbrook Terrace, Illinois 60181

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02101

SHAREHOLDER SERVICING AGENT
BOSTON EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

INDEPENDENT ACCOUNTANTS
ERNST & YOUNG LLP
1221 McKinney Suite 2400
Houston, Texas 77010

*" Interested" persons of the
   Fund, as defined in the
   Investment Company Act of
   1940.

(C)Van Kampen American Capital
   Distributors, Inc. 1997 All
   rights reserved.

(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.
-----------------------------
 INQUIRIES ABOUT AN INVESTOR'S
 ACCOUNT SHOULD BE REFERRED
TO THE FUND'S TRANSFER AGENT
      BOSTON EQUISERVE
        P.O. BOX 8200
BOSTON, MASSACHUSETTS 02266-
            8200
  TELEPHONE: (800) 821-1238
   ALASKA, CALIFORNIA AND
           HAWAII
CALL COLLECT: (713) 993-0500
       EXTENSION: 2223

-----------------------------
                            Tax Notice to Corporate
                                 Shareholders

      For 1996, 21.13% of the dividends tax-
      able as ordinary income qualified for the 70% dividends received deduction for corporations.